UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange
Depositary Shares, each representing a 1/4,000th interest in a share of Series K Noncumulative Perpetual Preferred Stock	BK PRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on December 9, 2025, the Board of Directors (the “Board”) of The Bank of New York Mellon Corporation (“BNY” or the “Company”) elected Charles F. Lowrey as an independent member of the Board, effective February 15, 2026. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 11, 2025, to disclose Mr. Lowrey’s committee assignments, which had not been determined at the time of Mr. Lowrey’s election to the Board. This Current Report on Form 8-K/A also includes additional disclosure under Item 5.07.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On April 14, 2026, the Board appointed Mr. Lowrey to its Risk Committee and Corporate Governance, Nominating and Social Responsibility Committee, effective immediately.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 14, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, each nominee for director was elected by a majority of votes cast (proposal 1). In addition, stockholders approved, on an advisory basis, the 2025 compensation of BNY’s named executive officers (proposal 2) and ratified the appointment of KPMG LLP as BNY’s independent registered public accountants for the year ending December 31, 2026 (proposal 3). Each of these proposals is described in detail in BNY’s definitive proxy statement, dated March 5, 2026, filed with the Securities and Exchange Commission.

The results were as follows:

1. The election of 11 directors for a term expiring at the end of our 2027 Annual Meeting of Stockholders:

Name of Director	For	Against	Abstained	Broker Non-Vote
Linda Z. Cook	557,476,289	14,040,474	1,029,945	50,748,197
Joseph J. Echevarria	517,158,037	54,616,170	772,501	50,748,197
M. Amy Gilliland	550,786,227	21,016,295	744,186	50,748,197
Jeffrey A. Goldstein	543,701,685	28,115,071	729,952	50,748,197
K. Guru Gowrappan	550,466,083	21,226,082	854,543	50,748,197
Charles F. Lowrey	569,765,552	2,037,150	744,006	50,748,197
Sandra E. “Sandie” O’Connor	568,067,727	3,771,362	707,619	50,748,197
Elizabeth E. Robinson	530,536,402	40,955,989	1,054,317	50,748,197
Rakefet Russak-Aminoach	567,593,596	4,054,694	898,418	50,748,197
Robin Vince	542,214,387	29,502,854	829,467	50,748,197
Alfred W. “Al” Zollar	567,676,532	4,060,517	809,659	50,748,197

2. Advisory vote to approve the 2025 compensation of BNY’s named executive officers:

For	Against	Abstained	Broker Non-Vote
317,099,734	253,650,298	1,796,676	50,748,197
55.56%	44.44%	*	*

3. Ratification of the appointment of KPMG LLP as BNY’s independent registered public accountants for the year ending December 31, 2026:

For	Against	Abstained	Broker Non-Vote
610,876,407	11,747,746	670,752	—
98.11%	1.89%	*	*

*	Abstentions and broker non-votes do not count as votes cast.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 17, 2026	By:	/s/ Jean Weng
	Name:	Jean Weng
	Title:	Secretary